UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 9, 2015

(Date of the earliest event reported)

Simulations Plus, Inc.

(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42505 10th Street West, Lancaster, California 93534-7059

(Address of principal executive offices) (Zip Code)

661-723-7723

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On July 9th, 2015, the Company renewed its Employment Agreement with Walter S. Woltosz to serve as Chief Executive Officer of the Company (the “Woltosz Employment Agreement”). The terms of the agreement were substantially the same as the 2014-2015 agreement. The new agreement has a one-year term that begins on September 1, 2015. Under the terms of the Woltosz Employment Agreement, Mr. Woltosz is required to devote a minimum of 60% of his productive time to the position of Chief Executive Officer of the Company. He will receive annual compensation of $180,000, be eligible to receive up to 12,000 Company stock options under the 2007 Simulations Plus, Inc. Stock Option Plan, as determined by the Company’s Board of Directors, and shall be paid an annual performance bonus of up to 5% of the Company’s net income before taxes not to exceed $36,000. A copy of the Woltosz Employment Agreement is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 13, 2015, Simulations Plus, Inc., a California corporation (the "Company"), issued a press release announcing that its board of directors has declared a quarterly cash dividend of $0.05 per share of common stock, payable on July 30, 2015 to shareholders of record on July 23, 2015.

A copy of press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events

On July 13, 2015, Simulations Plus, Inc., a California corporation (the "Company"), held a conference call reporting its financial results for its third fiscal quarter and the nine months ended May 31, 2015.

The press release of July 13th, 2015, and the PowerPoint slides that were used for this Conference Call, are attached herein as Exhibits 99.1 and 99.2.

This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

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CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	PowerPoint presentation at the Conference Call on July 13, 2015.
99.2	Press Release dated July 13, 2015
99.3	Employment Agreement with Walter S. Woltosz.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: July 15, 2015	By: /s/ John R Kneisel
John R. Kneisel
Chief Financial Officer

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